Investor & Analyst Day – May 2013 1 Follow Monty Bennett on Twitter: @MBennettAshford

Introduction Deric Eubanks Senior Vice President - Finance 2

Safe Harbor 3 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Monty Bennett Chairman & Chief Executive Officer Douglas Kessler President Jeremy Welter EVP – Asset Management David Brooks Chief Operating Officer & General Counsel David Kimichik Chief Financial Officer Rob Hays SVP – Corp. Finance & Strategy Deric Eubanks SVP - Finance 4 Management Team Attending

Timeline 9:05 to 9:45am Economy, Industry & Company Overview Monty Bennett, Chairman & Chief Executive Officer 9:45 to 9:55am Management Team Overview David Brooks, Chief Operating Officer & General Counsel 9:55 to 10:05am Capital Structure & Balance Sheet Update David Kimichik, Chief Financial Officer 10:05 to 10:15am Coffee Break & Sign-up for 1-on-1 Meetings 5

Timeline 10:15 to 10:25am Risk & Return Rob Hays, Senior Vice President-Corporate Finance /Strategy 10:25 to 10:45am Asset Management Overview Jeremy Welter, Executive Vice President - Asset Management 10:45 to 11:00am Recent Acquisitions & Highland Update Doug Kessler, President 11:00 to 11:30am Question & Answer Session Management Team 11:30 to 12:30pm Lunch with Management 6

Presentation Overview Monty Bennett Chairman & Chief Executive Officer 7 Follow Monty Bennett on Twitter: @MBennettAshford

8 Presentation Overview Ashford has delivered superior shareholder returns There is still significant upside remaining in this lodging cycle Ashford has a strong, covered dividend and invests in hard assets with inflation protection Ashford has demonstrated capital markets skill throughout cycles Ashford management team's results and depth of experience exceed peers

Total Shareholder Return 9 17% 50% 22% 16% 18% -19% -40% -29% -8% 44% -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr AHT Peer Avg 70% 80% 350% 294% 154% Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/9/13 Source: Bloomberg 100% 200% 74% 182% 95% 147%

Total Shareholder Return - Volatility 10 20% 30% 40% 50% 60% 70% 80% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr AHT Peer Avg Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Volatility as of 5/9/13 Source: Bloomberg − Ashford's volatility has been lower than the peer average

Economic & Industry Overview 11

Historical US Debt Balances 12 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% U.S. Debt Balances as a % of GDP Home Mortgage Consumer Credit Other Household Debt Nonfinancial Business State & Local Government Federal Government Domestic Financial Foreign Borrowing in the U.S.

Impact of Quantitative Easing 13 Cash Bonds Stocks Risk Ass e t V a lu e − Quantitative Easing is pushing up asset values

Real RevPAR Growing 14 Source: U.S. Dept. of Commerce: BEA & Historical Statistics of the United States: - Cambridge $54.00 $56.00 $58.00 $60.00 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 Seasonally-Adjusted Real RevPAR (as of March 2013) Average 3-mo Avg

Hotel Demand Driven by Economy 15 -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 Real GDP Growth Hotel Demand Growth R-squared = 0.58 Source: Smith Travel Research & U.S. Dept. of Commerce: BEA

Historically Low Supply Growth 16 (1.0) 0.0 1.0 2.0 3.0 4.0 5.0 Supply Growth Supply Growth Y e a r- o v e r- Y e ar % Gr o w th Source: Smith Travel Research & PKF * PKF Forecast

Historical Stock Returns 17 − Historically, attractive returns from this point in the cycle 0% 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 Months from Peak to Peak 1989-1997 1997-2007 2007-? Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. * Companies are included in the data from the time of their IPO.

7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 6.1% 8.4% 7.3% 5.1% 2.6% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth RevPAR Forecast - PKF 18 5-Year RevPAR Growth CAGR: 5.9% Source: Smith Travel Research & PKF

Potential Industry EBITDA Growth Rates 19 − With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth − PKF estimates 2-year cumulative EBITDA growth of about 25%* COMPOUNDED 2-YEAR REVPAR GROWTH RATE COMPOUNDED 2-YEAR REVPAR GROWTH RATE 24.3% 5.0% 5.5% 6.0% 6.5% 7.0% 20.0% 8.2% 9.0% 9.9% 10.7% 11.6% 25.0% 10.3% 11.3% 12.4% 13.4% 14.5% 30.0% 12.3% 13.6% 14.8% 16.1% 17.4% 35.0% 14.4% 15.8% 17.3% 18.8% 20.3% 40.0% 16.4% 18.1% 19.8% 21.5% 23.2% 45.0% 18.5% 20.3% 22.2% 24.2% 26.1% 50.0% 20.5% 22.6% 24.7% 26.8% 29.0% 55.0% 22.6% 24.9% 27.2% 29.5% 31.9% 60.0% 24.6% 27.1% 29.7% 32.2% 34.8% 65.0% 26.7% 29.4% 32.1% 34.9% 37.7% 70.0% 28.7% 31.6% 34.6% 37.6% 40.6% 2- YE AR EB IT DA FL OW % CUMULATIVE 2-YEAR EBITDA GROWTH *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation

Projected Hotel Room Value Growth 20 $99,000 $95,000 $81,000 $56,000 $65,000 $78,000 $94,000 $106,000 $122,000 $133,000 $132,000 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Private Value of US Hotel Room Source: HVS

Advantages of REITs 21 Benefits Dividend paying Tax benefits Inflation hedge High-quality real estate retains value Hard asset Not a financial asset Non- recourse debt Liquidity Transparency Daily Valuation

Company Highlights 22

Portfolio Overview 23 2% 59% 2% 37% Chain Scale* Luxury Upper Upscale Upper Midscale Upscale 30% 4% 5% 53% 4% 4% Brand Family* Hilton Hyatt Starwood Marriott IHG Independent 24% 4% 23% 49% Segmentation** Group Contract Leisure Transient Corporate Transient 74% 16% 10% MSA* Top 25 Top 50 Other *TTM 3/31/13 EBITDA ** Based on TTM room nights as of 12/31/12

Remington Outperformance 24 354 bps 406 bps 1,124 bps - 200 400 600 800 1,000 1,200 Total Revenue Improvement RevPAR Index Improvement GOP Flow 2007 – 2012 Cumulative Outperformance Remington vs. Non-Remington AHT Managers (bps) NOTE: Legacy portfolio only

Asset Management Outperformance 25 39% 8% 49% 41% 50% 53% 51% 37% 53% 104% 63% 65% 0% 20% 40% 60% 80% 100% 120% 2007 2008 2009 2010 2011 2012 Peer Avg AHT − Ashford consistently beats peers in hotel EBITDA flow throughs Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings

Margin Change vs. Peers 26 78 (106) (487) 53 132 145 114 (58) (406) 86 184 160 (600) (500) (400) (300) (200) (100) - 100 200 300 2007 2008 2009 2010 2011 2012 Peer Avg AHT − Ashford consistently beats peers in Hotel EBITDA margin change Peers include: BEE, CHSP, DRH, FCH, HST, HT, LHO, PEB, SHO Source: Company Filings In basis points

Capex Spend 27 12.8% 11.1% 8.4% 7.4% 6.9% 8.8% 10.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2007 2008 2009 2010 2011 2012 2013 FC % of Total Revenues − Consistently invest in our hotels above the traditional FF&E reserve

4.6% 4.3% 4.0% 4.0% 3.6% 3.5% 3.2% 3.0% 2.7% 2.3% 2.2% - - - 1.7x 1.9x 1.7x 1.4x 3.5x 2.3x 2.2x 2.6x 2.4x 2.4x 4.4x - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% CLDT INN CHSP HT AHT RLJ DRH LHO Peer Avg PEB HST BEE FCH SHO A F F O C ove ra g e Divid e n d Yiel d Dividend Yield (as of 5/8/13) 2013 TTM AFFO Per Share Dividend Coverage Attractive Dividend Yield & Coverage 28 − Ashford has both a high dividend yield and strong dividend coverage Source: Company filings, First Call & Bloomberg

Most Highly-Aligned Management 29 22% 5% 4% 4% 3% 3% 2% 2% 2% 1% 1% 1% 1% 1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% AHT CLDT HT FCH RLJ INN HST Peer Avg CHSP SHO DRH PEB BEE LHO Insider ownership % Source: Company Filings & SNL

Replacement Cost per Key 30 $296,128 $147,003 $233,631 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 Full-Service (14,857 Keys) Select-Service (10,719 Keys) Total (25,576 Keys) − At the current stock price AHT trades for approximately $173k per key, a 26% discount to estimated replacement cost Estimated based on JP Morgan research report

Compelling Valuation 31 − Ashford currently trades at about 12.2x 2013 Consensus EBITDA − Multiple discount relative to peers has expanded over the past several months Source: Citi Equity Research 2013 Consensus EBITDA Multiple As of 10/26/12 As of 5/10/13 Ashford 11.2x 12.2x Hotel REIT Peer Avg. 11.8x 13.8x AHT Variance to Peer Avg. (0.6x) (1.6x)

Compelling Valuation 32 − Ashford currently trades at about 12.2x 2013 Consensus EBITDA − Similar hotels are trading in the private market at around 13.5x forward EBITDA 12.2x 13.5x 11.0x 12.0x 13.0x 14.0x AHT Multiple Private Market Multiple

33 Summary Ashford has delivered superior shareholder returns There is still significant upside remaining in this lodging cycle Ashford has a strong, covered dividend and invests in hard assets with inflation protection Ashford has demonstrated capital markets skill throughout cycles Ashford management team's results and depth of experience exceed peers

Management Team Overview David Brooks Chief Operating Officer & General Counsel 34

Industry Experience 35 Senior Executives each have over 20 years of experience in Lodging and Real Estate All Executives that took Ashford public 10 years ago are still here Proven track record of creating value through multiple hotel cycles Hotel operations & capital markets expertise

Capital Markets Experience 36 Asset diversification Interest rate swaps Deep Brand Relationships Common stock buybacks Preferred stock buybacks Hedging derivatives Mezzanine lending Large portfolio transactions Joint ventures Seasoned Management Team with Breadth of Experience

Transactions 37 − History of large portfolio acquisitions: RTC Portfolios $1.0 billion (1992-1994) FGSB Portfolio $250 million (2004) CNL Portfolio #1 $465 million (2005) MIP Portfolio $270 million (2006) CNL Portfolio #2 $2.4 billion (2007) Highland Hospitality Portfolio $1.3 billion (2011)

Total Shareholder Return 38 +132% +31% 0% 50% 100% 150% 200% 250% 300% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD* AHT Peer Avg Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/9/13 Source: Bloomberg (12/31/2003 = 100%)

Management Team Summary 39 Close alignment with shareholders through significant insider ownership Innovative strategies to maximize shareholder value Proven history of complex transactions Experienced and stable management team

Capital Structure & Balance Sheet Update David Kimichik Chief Financial Officer 40

Capital Structure 41 As of Q1 2013 - $ in millions Stock Price $13.00 Fully Diluted Shares Outstanding (mm) 87.2 Equity Value $1,133.4 Preferred Equity (Par Value) 393.9 Legacy Debt 2,339.7 Share of Highland Debt 807.2 Less: Cash & Marketable Securities (234.2) Total Enterprise Value $4,439.9

Low Risk on Balance Sheet 42 Strong liquidity • Excess cash flow • Undrawn $165m credit facility • $234m of unrestricted cash & marketable securities at the end of Q1 Highest leveraged loans have longest time to maturity Upcoming maturities have solid debt yields • No remaining 2013 maturities • 2012 weighted average EBITDA debt yield on maturities through 2016 is 12.1% All debt is non-recourse

Debt Maturity Schedule 43 110.0 249.4 280.7 921.3 265.3 173.2 654.2 346.0 206.4 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 1,400.0 2013 2014 2015 2016 2017 Beyond D e b t ( $ in m il lio n s) Fixed-Rate Floating-Rate

Upcoming Debt Maturities 44 GEMSA Manchester 1 Hotel May 2014 $5.2 million 10.1% TTM EBITDA Debt Yield UBS Pool 1 8 Hotels December 2014 $104.0 million 11.5% TTM EBITDA Debt Yield BoA MIP 5 Hotels March 2015 $172.4 million 10.6% TTM EBITDA Debt Yield Merrill Pool 1 10 Hotels July 2015 $151.9 million 13.8% TTM EBITDA Debt Yield UBS Pool 2 8 Hotels December 2015 $96.4 million 11.6% TTM EBITDA Debt Yield

Available Liquidity 45 Available Liquidity Undrawn $165m credit facility $234m of cash & marketable securities at end of Q1 Preferred equity ATM facility Common equity ATM facility Potential refinancing proceeds Excess cash flow

10 Minute Coffee Break Sign up for 1–on-1s 46

Risk & Return Rob Hays Senior Vice President – Corporate Finance & Strategy 47

Definition 48 RISK = VARIABILITY OF RETURNS

Understanding Risk 49 0% 10% 20% 30% 40% 50% 60% 70% 80% Pr o bab il ity % Expected Returns 10% MEAN 1 STDEV = 68% 2 STDEV = 95% 3 STDEV = 99.7%

Higher Returns Preferred 50 0% 10% 20% 30% 40% 50% 60% 70% 80% Pr o bab il ity % Expected Returns All else being equal (risk), higher returns are better 10% 15% Example: Highland

Lower Risk Preferred 51 0% 10% 20% 30% 40% 50% 60% 70% 80% Pr o bab il ity % Expected Returns 10% All else being equal, lower volatility (risk) is better Example: Hedges

Weighing Higher Risk & Returns 52 0% 10% 20% 30% 40% 50% 60% 70% 80% Pr o bab il ity % Expected Returns Higher returns, slightly higher risk 10% 25% Example: Buybacks

Weighing Higher Risk & Returns 53 0% 10% 20% 30% 40% 50% 60% 70% 80% Pr o bab il ity % Expected Returns Slightly higher returns, higher risk 10% 12% Example: Passed deals

Risk & Return Analysis Process 54 Understand Expected Returns •Underwriting & due diligence Quantify Variability of Expected Returns (Risk) •Stress testing & scenario analysis •Determine sensitivity of assumptions / inputs Weigh the risk/reward opportunity •Translate vast amounts of data into understandable ideas & actionable steps •Thorough management discussion & rigorous debate •Weighing of quantitative and qualitative factors

Asset Management Overview Jeremy Welter Executive Vice President – Asset Management 55

Best in Class Asset Management 56 Best-in-class asset management Strategic relationship with Remington Analytical rigor Persistence

Asset Management Best Practices 57 6.8% Rooms 2.1% Rooms 42.0% Rooms : 48.4% Rooms 0.7% Rooms Balanced Approach • Strong flows & margins – because make it a priority • Implement Ashford/Remington best practices across portfolio • Operational & financial strengths • Thoughtful & diligent • Utilize operational data within our portfolio

Asset Management: Revenue Strategies 58 Ancillary Revenue Initiatives Long-Term Top Line DRIVE On-Going Group Funnel Review Transient RevMAX • Banquet and catering • Premium room upgrades • Parking opportunities • Audio and visual • Real estate and antenna leases

Asset Management: Cost Cut Initiatives 59 Post takeover Ashford Asset Management conducts "Deep Dive” Benchmarking On-site Organizational Review Profit Improvement Plan

Washington DC Portfolio Overview 60 SpringHill Suites Gaithersburg Courtyard Gaithersburg Embassy Suites Dulles SpringHill Suites Centerville Residence Inn Fairfax Courtyard Crystal City Marriott Crystal Gateway Embassy Suites Crystal City The Melrose The Churchill Capital Hilton

Crystal City – BRAC Update 61 − AHT owns 3 hotels with 1,236 rooms in Crystal City Short-Term: 2013 (Bottomed- out) Mid-Term: 2014-2015 (Strengthening) Long-Term: 2016-Beyond (Improved Mkt.) Market Outlook • Strategic location • Changes in market dynamics Strong Fundamentals in Crystal City

Recent Acquisitions & Highland Update Doug Kessler President 62

Pier House Resort & Spa 63 Acquisition Highlights: • Purchase Price of $90 million • $634,000/key • 6.2% TTM Cap Rate After Operational Synergies/Remington Mgmt: • Pro forma 8.4% Cap Rate • Pro forma 10.5x EBITDA Multiple

Pier House Resort & Spa 64 • Hotel has been owner-managed • Remington manages 3 other hotels in Key West Operational Synergies • Hotel had $275 RevPAR in 2012 • Recently renovated; very little capex needed High Quality Asset • Key West has 2nd highest RevPAR in US • Very high barriers to entry Great Market

Highland Hospitality Portfolio 65 What is it? • Transformational 28-hotel, $1.3 billion acquisition • Completed in March 2011 with joint venture partner • Ashford owns 72% How did we buy it? • Invested in the mezzanine debt in 2008 via joint venture • Consensual foreclosure & restructuring of the debt • New investment of $150 million from Ashford What were the opportunities? • Much needed capital expenditures • Replace property managers at certain hotels & aggressive asset management of the balance

Highland EBITDA Flows 66

Highland Revenues 67 $388 $426 $380 $385 $390 $395 $400 $405 $410 $415 $420 $425 $430 $ in m ill io ns TTM Total Revenues* * Represents 100% of Highland Joint Venture Revenues.

Highland NOI Exceeds Underwriting 68 $82 $86 $88 $91 $93 $95 $100 $106 $98 $75 $80 $85 $90 $95 $100 $105 $110 Jun 2011 TTM Sep 2011 TTM Dec 2011 TTM Mar 2012 TTM Jun 2012 TTM Sep 2012 TTM Dec 2012 TTM Mar 2013 TTM U/W for Mar 2013 NO I ($ i n m il li o n s)

Renaissance Nashville Hotel 69

Hilton Boston Back Bay 70

The Melrose – Washington D.C. 71 BEFORE AFTER

Highland Debt 72 Loan Tranche Loan Balance Interest Rate TTM EBITDA Debt Yield Wells Senior $380.2 3.2% 17.2% Mezz 1 93.8 7.0% 13.9% Mezz 2 89.3 8.0% 12.1% Mezz 3 76.5 10.5% 11.0% Mezz 4 13.2 2.2% 10.8% Boston Back Bay 73.7 4.4% 12.3% Nashville/Princeton 80.6 4.4% 15.5% TOTAL / Avg. $807.2 5.1% 15.5% TTM EBITDA Debt Yield – 25 Hotels - Wells Senior & Mezz only 10.0% $ in millions (as of 3/31/13)

Acquisition Preferences 73 Focus on Full Service Hotels Major Market Locations Ability to Franchise Must be Accretive

Q & A 74

Lunch with Management 75

Investor & Analyst Day – May 2013 76